Canopy Growth and Acreage Confirm Canopy USA's Completed Acquisition of Acreage

Canopy USA is now positioned to consolidate operations across its three business units – Wana, Jetty, and Acreage – realizing synergies, cost savings, and supporting growth in state-legal markets across the U.S.

Through coverage of key market segments including flower via Superflux, vape and concentrates via Jetty, edibles and beverages via Wana, and retail through The Botanist, Canopy USA is well positioned to accelerate growth with an emphasis on the Midwestern and Northeastern U.S. markets

SMITHS FALLS, ON, AND NEW YORK, NY December 9, 2024 - Canopy Growth Corporation ("Canopy Growth") (TSX: WEED) (NASDAQ: CGC) and Acreage Holdings, Inc. (“Acreage”) (CSE: ACRG.A.U, ACRG.B.U)(OTCQX: ACRHF, ACRDF) today confirmed that Canopy USA, LLC ("Canopy USA") has completed its acquisition (the “Acreage Acquisition”) of Acreage. Canopy USA now owns 100% of the issued and outstanding shares of Acreage.

Together with the completed acquisition of 100% of Wana Wellness, LLC, The CIMA Group, LLC and Mountain High Products, LLC (collectively, “Wana”), as announced on October 9, 2024, and approximately 77% of the shares of Lemurian, Inc. ("Jetty") as announced on June 4, 2024, Canopy USA is fulfilling its ambition of establishing a leading brand-focused cannabis company in the U.S.

"Completing the acquisition of Acreage marks the final step in establishing Canopy USA as a unified platform which we believe offers significant upside as the Canopy USA portfolio of brands can now capitalize on the rapidly expanding U.S. cannabis market, independent of the need for federal legalization," said David Klein, CEO, Canopy Growth and member of the Board of Managers of Canopy USA. “With a vertically integrated presence across key U.S. states in the Midwest and Northeast, as well as licensing agreements which support asset-light operations in state-legal markets nationally, Canopy USA is well positioned to demonstrate efficient growth ahead.”

"Together with Wana and Jetty, two highly respected cannabis brands in the U.S., Acreage has an incredible opportunity to drive combined growth and innovation under Canopy USA," said Dennis Curran, CEO, Acreage. “With Acreage’s product portfolio, established retail presence, and production capabilities across the Midwest and Northeast, this integration positions Acreage to expand its reach, better serve its customers, and deliver meaningful value to the market. It is exciting to see the opportunities ahead and the shared vision under Canopy USA.”

The completed acquisitions of Acreage and Wana, and approximately 77% of the shares of Jetty, are expected to enable Canopy USA to realize anticipated financial benefits, including revenue growth and cost synergies, marketing efficiencies, and joint sales advantages across key cannabis product categories such as vapes, edibles, and flower.

Overview of Canopy USA Strategy

•Fast Tracks Entry into the World's Largest and Fastest Growing Cannabis Market: The U.S. retail cannabis market is projected to be as high as approximately US$50 billion in 20261, and this strategy aims to unlock the ability to capture share and return on investments made to date.

•Establishes a Leading, Brand Focused Powerhouse: Canopy USA's portfolio includes some of the most recognized, iconic cannabis brands in the U.S. that we believe are ideally positioned in the fastest growing categories, such as edibles, vapes, and flower. Canopy USA is expected to
1 MJBiz market forecast of total US cannabis market by 2026, in USD currency.

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leverage the best of each brand's offerings to accelerate growth and market expansion across key U.S. states.
•Financial Benefit via Revenue and Cost Synergies within Canopy USA: The combination of U.S. cannabis assets is expected to generate revenue and cost synergies within Canopy USA by leveraging the brands, routes to market and operations of the full U.S. cannabis ecosystem while eliminating redundancies across certain of the U.S. THC portfolio of assets and the public company reporting costs of Acreage.

•Highlights the Value of Canopy USA's U.S. THC Assets: While Canopy Growth will not consolidate the financial results of Canopy USA, Canopy Growth expects to begin to highlight the value of Canopy USA's U.S. THC assets to investors now that the Acreage Acquisition is complete. Canopy Growth now holds all of the issued and outstanding non-voting shares in the capital of Canopy USA, representing approximately 84.4% of the issued and outstanding shares in Canopy USA on an as-converted basis.

Acreage Acquisition

In connection with the (i) arrangement agreement dated April 18, 2019, as amended between Canopy Growth and Acreage and the amended and restated plan of arrangement in connection therewith (the “Fixed Share Arrangement”); and (ii) arrangement agreement dated October 24, 2022, as amended, among Canopy Growth, Acreage and Canopy USA, Canopy USA acquired all of the issued and outstanding Class D subordinate voting shares of Acreage (the “Acreage Floating Shares”) on the terms and conditions set forth in the plan of arrangement in connection therewith (the “Floating Share Acquisition”). Immediately following the completion of the Floating Share Acquisition, Canopy USA acquired (the “Fixed Share Acquisition”) all of the issued and outstanding Class E subordinate voting shares of Acreage (the “Acreage Fixed Shares”). As a result of these transactions Canopy USA acquired 100% of the issued and outstanding shares of Acreage. Immediately prior to the completion of the Acreage Acquisition, Canopy USA did not own any shares of Acreage.

In accordance with the Floating Share Acquisition, registered holders of Acreage Floating Shares received 0.045 of a common share of Canopy Growth (each whole share, a “Canopy Share”) for each Acreage Floating Share held by such holder of Acreage Floating Shares. In connection with the Fixed Share Acquisition, each of the outstanding Acreage Fixed Shares was exchanged for a fraction of a Canopy Share per Acreage Fixed Share, as adjusted pursuant to the terms and conditions set forth in the Fixed Share Arrangement. In aggregate, Canopy Growth issued approximately 5.89 million Canopy Shares (with a value equal to approximately US$21.2 million) to former Acreage shareholders, as well as approximately 306,000 Canopy Shares issuable in connection with Canopy USA’s acquisition of the minority interests of certain subsidiaries of Acreage.

As previously disclosed, Canopy Growth agreed to make a payment with a value of approximately US$19.5 million in Canopy Shares (the “Bonus Payment Canopy Shares”) to an eligible participant pursuant to the existing tax receivable bonus plans of a subsidiary of Acreage (as amended, the “Bonus Plans”). Immediately prior to closing the Floating Share Acquisition, Canopy Growth satisfied this payment by issuing the Bonus Payment Canopy Shares at a deemed price of US$3.82 per Bonus Payment Canopy Share (being the volume weighted average trading price of the Canopy Shares on the Nasdaq during the 10 consecutive trading days ending on the second trading day prior to the closing date of the Acreage Acquisition) to a participant under the Bonus Plans. Canopy Growth has also agreed to register the resale of the Bonus Payment Canopy Shares under the Securities Act of 1933, as amended.

Immediately following the closing of the Acreage Acquisition, Canopy Growth issued 1,315,553 Canopy Shares (at a price equal to the closing price of the Canopy Shares on the Nasdaq immediately prior to the closing date of the Acreage Acquisition less a 7.5% discount) and 1,197,658 common share purchase

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warrants (each, a “Warrant”) to certain securityholders of Acreage (the “Holders”) in order to satisfy an outstanding put liability. Each Warrant entitles the holder to acquire one Canopy Share at an exercise price equal to the volume weighted average trading price of the Canopy Shares on the Nasdaq during the five consecutive trading days immediately prior to the closing date of the Acreage Acquisition until June 6, 2029. Canopy Growth has agreed to provide the Holders with customary registration rights.

Acreage will apply to cease to be a reporting issuer in Canada and the Acreage shares are expected to be delisted from the Canadian Securities Exchange on or around December 9, 2024, which is expected to generate significant savings to Acreage and Canopy USA in respect of public company reporting costs.

Full details of the Acreage Acquisition are set out in the proxy statement and management information circular of Acreage dated August 17, 2020 and the proxy statement and management information circular of Acreage dated February 14, 2023 (the “Proxy Statement”), copies of which can be found under Acreage’s profile on SEDAR+ at www.sedarplus.ca. A copy of the early warning report of Canopy USA in connection with the Acreage Acquisition will be filed under Acreage’s profile on SEDAR+ and can be obtained by contacting Corey Sheahan, Executive Vice President, General Counsel and Secretary at (646) 600-9181 or at Canopy USA’s head office located at 501 South Cherry St., Denver, CO 80246.

A letter of transmittal with respect to the Fixed Share Acquisition and the Floating Share Acquisition has been mailed to registered Acreage shareholders. The letters of transmittal have been filed by Acreage under Acreage’s profile on SEDAR+ at www.sedarplus.ca and with the U.S. Securities and Exchange Commission through EDGAR at www.sec.gov/edgar.

All registered Acreage shareholders with physical certificate(s) are required to send their certificate(s) representing their Acreage Fixed Shares and/or Acreage Floating Shares with a completed letter of transmittal to Canopy Growth’s transfer agent, Odyssey Trust Company (“Odyssey”), in accordance with the instructions provided in the applicable letter of transmittal. Acreage shareholders who hold their Acreage Fixed Shares and/or Acreage Floating Shares through a broker or other intermediary and do not have Acreage shares registered in their name do not need to complete the applicable letter(s) of transmittal. Such shareholders of Acreage should contact their broker or other intermediary. All registered Acreage shareholders with DRS statement(s) representing their Acreage Floating Shares will automatically be sent DRS statement(s) representing their Canopy Shares by Odyssey without needing to complete a letter of transmittal.

As a result of the labour dispute at Canada Post, registered Acreage shareholders are encouraged to contact Odyssey with any questions by email at shareholders@odysseytrust.com in the event that registered Acreage shareholders have not received copies of their DRS statement(s) or certificate(s) representing their Canopy Shares following the closing of the Acreage Acquisition and completion and delivery of their letter of transmittal to Odyssey.

Advisors and Counsel

Cassels Brock & Blackwell LLP and Paul Hastings LLP acted as Canadian and U.S. legal counsel, respectively, to Canopy Growth. Greenhill & Co. Canada Ltd. acted as financial advisors to Canopy Growth.

DLA Piper (Canada) LLP and Cozen O’Connor acted as Canadian and U.S. legal counsel, respectively, to Acreage. Canaccord Genuity Corp. and Eight Capital acted as financial advisors to Acreage.
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Canopy Growth Contact Details:

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Nik Schwenker
Vice President, Communications
Nik.Schwenker@canopygrowth.com

Tyler Burns
Director, Investor Relations
Tyler.Burns@canopygrowth.com
About Canopy Growth
Canopy Growth is a world leading cannabis company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space, in addition to category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA. Canopy USA has closed the acquisitions of approximately 77% of the shares of Jetty, 100% of Wana and 100% of Acreage, a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast and Midwest. Jetty owns and operates Jetty Extracts, a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology, and Wana is a leading North American edibles brand.

Beyond its world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment – pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

For more information visit www.canopygrowth.com.
About Acreage
Acreage is a multi-state operator of cannabis cultivation and retailing facilities in the U.S., including its national retail store brand, The Botanist. With its principal address in New York City, Acreage’s wide range of national and regionally available cannabis products include the award-winning brands The Botanist and Superflux, the Prime medical brand in Pennsylvania, and others. Acreage has focused on building and scaling operations to create a seamless, consumer-focused, branded experience. Learn more at www.acreageholdings.com.
References to information included on, or accessible through, the Canopy Growth or Acreage website do not constitute incorporation by reference of the information contained at or available through such websites, and you should not consider such information to be part of this press release.
Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Canopy Growth, Canopy USA, Acreage or their respective subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include

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statements with respect to the expected size of the U.S. cannabis market; statements with respect to the Canopy Growth’s ability to execute on its strategies, including its strategy to accelerate entry into the U.S. cannabis industry, capitalize on the opportunity for growth in the U.S. cannabis sector and the anticipated benefits of such strategy, including the ability to generate revenues and cost synergies, marketing efficiencies, and joint sales advantages; expectations regarding the potential success of, and the costs and benefits associated with Canopy USA; the timing of, and Canopy Growth’s ability to, highlight the value of Canopy USA’s U.S. THC assets; the anticipated date the Acreage shares will be delisted from the Canadian Securities Exchange; the filing of an early warning report by Canopy USA on Acreage’s SEDAR+ profile; and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information or statements could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Canopy Shares; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of Canopy Growth and Acreage filed with Canadian securities regulators and available under each of Canopy Growth’s and Acreage’s profiles on SEDAR+ at www.sedarplus.ca and with the Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in Canopy Growth’s and Acreage’s respective annual report on Form 10-K for the year ended March 31, 2024 and December 31, 2023, respectively, and their subsequently filed quarterly reports on Form 10-Q and the Proxy Statement.

In respect of the forward-looking statements and information, Canopy Growth and Acreage have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although Canopy Growth and Acreage believe that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information or statements and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Canopy Growth and Acreage have attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and neither Canopy Growth nor Acreage undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

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